UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    _________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              ____________________


       Date of Report (Date of earliest event reported): November 16, 2005
                                                         -----------------


                                  CENUCO, INC.
                                  ------------
               (Exact Name of Registrant as Specified in Charter)


Delaware                             033-25900               75-2228820
--------                             ---------               ----------
(State or Other Jurisdiction         (Commission File        (IRS Employer
of Incorporation)                    Number)                 Identification No.)


          2000 Lenox Drive, Suite 202, Lawrenceville, New Jersey 08648
          ------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                  609-219-0930
                                  ------------
              (Registrant's Telephone Number, including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                               __________________

ITEM 7.01 REGULATION FD DISCLOSURE

          On November 16, 2005, the Issuer issued a press release announcing that it, together with a newly-formed subsidiary, Lander Intangibles Corporation, had acquired certain brand assets from Playtex Products, Inc. and certain of its subsidiaries. The acquired brands include Baby Magic(R), Binaca(R), Mr. Bubble(R), Ogilvie(R), Tek(R), Dentax(R), Dorothy Gray(R), Better Off(R) and Tussy(R). The purchase price for the acquired assets (prior to post-closing inventory valuation adjustments) was $57 million. A copy of the Issuer's press release is furnished and attached hereto as Exhibit 99.1 and incorporated herein by reference.

          In accordance with General Instruction B.2 of Form 8-K, the information in Exhibit 99.1 attached hereto is being furnished and is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") and is not otherwise subject to the liabilities of that section. Accordingly, the information in Exhibit 99.1 attached hereto will not be incorporated by reference into any filing made by the Issuer under the Securities Act of 1933 or the Exchange Act unless specifically identified therein as being incorporated therein by reference.




ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

          (a) Inapplicable

          (b) Inapplicable

          (c) Exhibits

          Number    Description of Exhibit
          ------    ----------------------

          99.1      Press Release dated November 16, 2005


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
                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2005                 CENUCO, INC.



                                        By: /s/ Brian J. Geiger
                                            -------------------
                                            Brian J. Geiger
                                            Chief Financial Officer


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